AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 2001.
                                              REGISTRATION NO.  333-40564
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                                  NETGURU, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      7370                   22-2356861
(State or other jurisdiction  (Primary Standard Industrial   (I.R.S. Employer
    of incorporation or           Classification No.)     Identification Number)
       organization)

                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                                 (714) 974-2500
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                              --------------------

                                  AMRIT K. DAS,
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                                 (714) 974-2500
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    COPY TO:
                             LARRY A. CERUTTI, ESQ.
                               RUTAN & TUCKER, LLP
                         611 ANTON BOULEVARD, SUITE 1400
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this registration statement.
    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [X]
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: [ ]
                              --------------------

                                AMENDMENT PURPOSE

          This Post-Effective Amendment No. 1 is being filed solely for the purpose of filing exhibits to this Registration Statement on Form S-3.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

    2.1 Securities Purchase Agreement dated March 8, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.**

    2.2 Exchange Agreement dated March 30, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.**

    2.3 Acquisition Agreement dated January 1, 2000 between the registrant and Alok Gupta.***

    2.4 Stock Purchase Agreement dated March 27, 2000 between the registrant, Allegria Software, Inc. and GRAL, Inc.**

    2.5 Stock Purchase Agreement dated January 31, 2000 between the registrant, e-Destinations, Inc., Vinod Hindi, Dhanesh Hindi, Rakesh Kapoor and Jayent Hindi.**

    2.6 Agreement for Sale of Shares dated May 29, 2000 between Anup Das and NetGuru India Pvt. Ltd.**

    2.7 Agreement Cum Guarantee dated May 29, 2000 between the registrant and NetGuru India Pvt. Ltd.**

    2.8 Shareholders Agreement dated May 22, 2000 between Research Engineers Pvt. Ltd. and Anup Das.**

    2.9 Shareholders Agreement dated May 25, 2000 between the registrant and Anup Das, individually and on behalf of the Indian Shareholders (defined therein).**

    2.10 Securities Purchase Agreement dated June 22, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.***

    3.1      Certificate of Incorporation of the registrant.*

    3.2      Bylaws of the registrant.*

    4.1 Certificate of Designations of Series B Cumulative Convertible Preferred Stock dated March 30, 2000.**

    4.2 Common Stock Purchase Warrant dated March 8, 2000, issued by the registrant to Elliott Associates, L.P.**

    4.3 Common Stock Purchase Warrant dated March 8, 2000, issued by the registrant to Westgate International, L.P.**

    4.4 Registration Rights Agreement dated March 8, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.**

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------


    4.5 Common Stock Purchase Warrant dated March 8, 2000, issued by the registrant to Shoreline Pacific Institutional Finance.**

    4.6 Warrant Agreement dated December 7, 1999 between the registrant and Cruttenden Roth Incorporated.***

    4.7 Registration Rights Agreement dated April 1, 2000 between the registrant and GRAL, Inc.***

    4.8 Registration Rights Agreement dated January 31, 2000 between the registrant and Rakesh Kapoor.***

    4.9 Registration Rights Agreement dated January 31, 2000 between the registrant and Vinod Bhindi.***

    4.10 Registration Rights Agreement dated January 31, 2000 between the registrant and Dhanesh Bhindi.***

    4.11 Registration Rights Agreement dated January 31, 2000 between the registrant and Jayent Bhindi.***

    4.12 Registration Rights Agreement dated June 22, 2000 between the registrant and Elliott Associates, L.P. and Westgate International, L.P.***

    4.13 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Vinod Bhindi.***

    4.14 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Rakesh Kapoor.***

    4.15 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Dhanesh Bhindi.***

    4.16 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Jayent Bhindi.***

    4.17 Warrant to Purchase Common Stock dated May 24, 2000, issued by the registrant to Marty Tullio.***

    4.18 Warrant to Purchase Common Stock dated May 24, 2000, issued by the registrant to George Logan.***

    4.19 Warrant to Purchase Common Stock dated May 24, 2000, issued by the registrant to Gordon McBean.***

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------


    4.20 Common Stock Purchase Warrant dated June 22, 2000, issued by the registrant to Elliott Associates, L.P.***

    4.21 Common Stock Purchase Warrant dated June 22, 2000, issued by the registrant to Westgate International, L.P.***

    4.22 Common Stock Purchase Warrant dated June 23, 2000, issued by the registrant to Shoreline Pacific Institutional Finance.***

    4.23 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Harlan P. Kleiman.

    4.24 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.25 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.26 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Vida Harband.

    4.27 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Marie Jorajuria.

    4.28 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Harlan P. Kleiman.

    4.29 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.30 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.31 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Vida Harband.

    4.32 Common Stock Purchase Warrant dated January 30, 2001, issued by the registrant to Marie Jorajuria.

    5.1      Opinion of Rutan & Tucker, LLP.***

   23.1      Consent of KPMG LLP.***

   23.2      Consent of Rutan & Tucker, LLP (included in Exhibit No. 5.1).***

-----------------------

* Filed as an exhibit to our registration statement on Form SB-2 dated May 21, 1996 or amendment thereto dated June 14, 1996 (Registration No. 333-4844-LA) and incorporated herein by reference.
** Filed as an exhibit to our Form 10-KSB for the fiscal year ended March 31, 2000 filed with the Securities and Exchange Commission on June 26, 2000 and incorporated herein by reference
*** Filed as an exhibit to our registation statement on Form S-3 dated June 30, 2000 (Registration No. 333-40564) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Yorba Linda, State of California, on February 21, 2001.

                                         netGuru, Inc.


                                         By: /S/ JYOTI CHATTERJEE
                                         -----------------------------------
                                             Jyoti Chatterjee, President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the following capacities on the dates indicated.


        NAME                                TITLE                      DATE
--------------------------     -------------------------------    -----------------
          *                    Chairman of the Board, Chief       February 21, 2001
--------------------------     Executive Officer (principal
    Armit K.  Das              executive officer) and Director

/S/ JYOTI CHATTERJEE           President, Chief Operating         February 21, 2001
--------------------------     Officer and Director
    Jyoti Chatterjee

          *                    Chief Financial Officer            February 21, 2001
--------------------------     (principal accounting officer)
    Wayne Blair

          *                    Director                           February 21, 2001
--------------------------
    Bruce E.  Cummings

          *                    Director                           February 21, 2001
--------------------------
    Santanu Das

                               Director
--------------------------
    Garret Vreeland


*By: /S/ JYOTI CHATTERJEE
--------------------------
    Jyoti Chatterjee
    Attorney-in-Fact


                                INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------


    2.1 Securities Purchase Agreement dated March 8, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.**

    2.2 Exchange Agreement dated March 30, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.**

    2.3 Acquisition Agreement dated January 1, 2000 between the registrant and Alok Gupta.***

    2.4 Stock Purchase Agreement dated March 27, 2000 between the registrant, Allegria Software, Inc. and GRAL, Inc.**

    2.5 Stock Purchase Agreement dated January 31, 2000 between the registrant, e-Destinations, Inc., Vinod Hindi, Dhanesh Hindi, Rakesh Kapoor and Jayent Hindi.**

    2.6 Agreement for Sale of Shares dated May 29, 2000 between Anup Das and NetGuru India Pvt. Ltd.**

    2.7 Agreement Cum Guarantee dated May 29, 2000 between the registrant and NetGuru India Pvt. Ltd.**

    2.8 Shareholders Agreement dated May 22, 2000 between Research Engineers Pvt. Ltd. and Anup Das.**

    2.9 Shareholders Agreement dated May 25, 2000 between the registrant and Anup Das, individually and on behalf of the Indian Shareholders (defined therein).**

    2.10 Securities Purchase Agreement dated June 22, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.***

    3.1      Certificate of Incorporation of the registrant.*

    3.2      Bylaws of the registrant.*

    4.1 Certificate of Designations of Series B Cumulative Convertible Preferred Stock dated March 30, 2000.**

    4.2 Common Stock Purchase Warrant dated March 8, 2000, issued by the registrant to Elliott Associates, L.P.**

    4.3 Common Stock Purchase Warrant dated March 8, 2000, issued by the registrant to Westgate International, L.P.**

    4.4 Registration Rights Agreement dated March 8, 2000 between the registrant, Elliott Associates, L.P. and Westgate International, L.P.**

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

    4.5 Common Stock Purchase Warrant dated March 8, 2000, issued by the registrant to Shoreline Pacific Institutional Finance.**

    4.6 Warrant Agreement dated December 7, 1999 between the registrant and Cruttenden Roth Incorporated.***

    4.7 Registration Rights Agreement dated April 1, 2000 between the registrant and GRAL, Inc.***

    4.8 Registration Rights Agreement dated January 31, 2000 between the registrant and Rakesh Kapoor.***

    4.9 Registration Rights Agreement dated January 31, 2000 between the registrant and Vinod Bhindi.***

    4.10 Registration Rights Agreement dated January 31, 2000 between the registrant and Dhanesh Bhindi.***

    4.11 Registration Rights Agreement dated January 31, 2000 between the registrant and Jayent Bhindi.***

    4.12 Registration Rights Agreement dated June 22, 2000 between the registrant and Elliott Associates, L.P. and Westgate International, L.P.***

    4.13 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Vinod Bhindi.***

    4.14 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Rakesh Kapoor.***

    4.15 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Dhanesh Bhindi.***

    4.16 Non-Qualified Stock Option dated January 31, 2000, issued by the registrant to Jayent Bhindi.***

    4.17 Warrant to Purchase Common Stock dated May 24, 2000, issued by the registrant to Marty Tullio.***

    4.18 Warrant to Purchase Common Stock dated May 24, 2000, issued by the registrant to George Logan.***

    4.19 Warrant to Purchase Common Stock dated May 24, 2000, issued by the registrant to Gordon McBean.***

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

    4.20 Common Stock Purchase Warrant dated June 22, 2000, issued by the registrant to Elliott Associates, L.P.***

    4.21 Common Stock Purchase Warrant dated June 22, 2000, issued by the registrant to Westgate International, L.P.***

    4.22 Common Stock Purchase Warrant dated June 23, 2000, issued by the registrant to Shoreline Pacific Institutional Finance.***

    4.23 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Harlan P. Kleiman.

    4.24 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.25 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.26 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Vida Harband.

    4.27 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Marie Jorajuria.

    4.28 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Harlan P. Kleiman.

    4.29 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.30 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Shoreline Pacific Equity Ltd.

    4.31 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Vida Harband.

    4.32 Common Stock Purchase Warrant dated January 30, 2000, issued by the registrant to Marie Jorajuria.

    5.1      Opinion of Rutan & Tucker, LLP.***

   23.1      Consent of KPMG LLP.***

   23.2      Consent of Rutan & Tucker, LLP (included in Exhibit No. 5.1).***

-----------------------

* Filed as an exhibit to our registration statement on Form SB-2 dated May 21, 1996 or amendment thereto dated June 14, 1996 (Registration No. 333-4844-LA) and incorporated herein by reference.
** Filed as an exhibit to our Form 10-KSB for the fiscal year ended March 31, 2000 filed with the Securities and Exchange Commission on June 26, 2000 and incorporated herein by reference
*** Filed as an exhibit to our registation statement on Form S-3 dated June 30, 2000 (Registration No. 333-40564) and incorporated herein by reference.